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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 14, 2002
                        (Date of Earliest Event Reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    Delaware
                            (State of Incorporation)

                                     0-22810
                            (Commission File Number)

                                   03-0311630
                        (IRS Employer Identification No.)

         1000 Crawford Place, Suite 400, Mount Laurel, New Jersey 08054
                    (Address of Principal Executive Offices)

                                 (856) 778-2300
                         (Registrant's Telephone Number)

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ITEM 9.  Regulation FD Disclosure.

On August 14, 2002, Mace Security International, Inc.'s Chief Executive Officer and Chief Financial Officer have separately submitted in conjunction with the filing of the Company's Form 10-Q for the quarter ended June 30, 2002, unqualified certificates as required under Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MACE SECURITY INTERNATIONAL, INC.



Date: August 14, 2002                By: /s/ Gregory M. Krzemien
                                         ---------------------------------------
                                          Gregory M. Krzemien
                                          Chief Financial Officer and Treasurer